SNAP-ON INCORPORATED

                            DEFERRED AWARD AGREEMENT

          THIS AGREEMENT  ("Agreement")  is made and entered into as of March 1,
1999  by  and  between  SNAP-ON   INCORPORATED,   a  Delaware  corporation  (the
"Company"), and _________, an employee of the Company (the "Key Employee").

                              W I T N E S S E T H :

          WHEREAS, on January 21, 1999, the Organization and Executive Compensation Committee of the Board of Directors of the Company (such committee, whether acting as such or through the ad hoc committee of the Board to which such committee delegated its authority in connection with this Agreement, the "Committee") approved the grant (the "Grant") to the Key Employee of _______ (the "Grant Number") shares of the Company's common stock ("Common Stock") pursuant to the Company's 1986 Incentive Stock Program, as amended (the "Stock Program"), to be effective March 1, 1999; and

          WHEREAS, in accordance with the terms of the Grant, the Key Employee elected to defer receipt of all of the shares subject to the Grant by executing an Election to Defer Compensation (the "Deferral Election") prior to the Grant's effective date, which the Company countersigned prior to such date;

          WHEREAS, the Deferral Election provides that the Grant will also be subject to the terms of a "Deferred Award Agreement," the form of which is to be determined by the Company, and this Agreement is intended to serve as the additional agreement contemplated by the Deferral Election; and

          WHEREAS, the Company has in effect the Snap-on Incorporated Deferred Compensation Plan, as amended (the "Deferral Plan").

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1.  Share Units. Subject to the terms and conditions set forth herein,

              (a) As of March 1, 1999, the Company shall establish and maintain bookkeeping accounts for the Key Employee relating to the Grant under the Deferral Plan consisting of a "Cash Account" and a "Share Account."

              (b) As of March 1, 1999, there shall be credited to the Share Account a number of Share Units (as defined in the Deferral Plan) equal to the Grant Number. From and after the time of such credit, the Key Employee shall have the rights afforded under the Deferral Plan in respect of Share Units so credited, except that such Share Units shall be subject to vesting and forfeiture as set forth below.

          2. Vesting and Forfeiture Based on Performance. Subject to the terms and conditions set forth herein,

              (a) Unless the Key Employee has previously forfeited such Share Units, one-half of the Share Units credited under subsection 1(b) (the "1999 Units") will vest upon the Committee's determination that the Company achieved its target cost savings from Project Simplify of $30 million in fiscal 1999. Conversely, upon the Committee's determination that the Company did not achieve that target, the Key Employee will forfeit this half of the Grant.

              (b) Unless the Key Employee has previously forfeited such Share Units, one-half of the Share Units credited under subsection 1(b) (the "2000 Units") will vest upon the Committee's determination that the Company achieved its target cost savings from Project Simplify of $60 million in fiscal 2000. Conversely, upon the Committee's determination that the Company did not achieve that target, the Key Employee will forfeit this half of the Grant.

              (c) The accounting charge related to this Grant and other similar grants that the Committee approved at the time of this Grant will not be a "cost" that will be part of the cost savings calculation as an offset against cost savings otherwise realized.

              (d) On the basis of information available to the Committee concerning the level of cost savings the Company has achieved, the Committee will confirm whether the cost savings targets have been reached promptly after such information is available and communicate its determination to the Key Employee.

          3. Forfeiture Based on Employment Status. Subject to the terms and conditions set forth herein,

              (a) In addition to any rights of the Company under Section 9, the Key Employee will forfeit any Share Units credited under subsection 1(b) as to which the Committee has not made its vesting determination under Section 2 ("Unvested Units") if the Key Employee's employment with the Company or its subsidiaries is terminated for any reason prior to such determination unless the Committee determines, on such terms and conditions, if any, as the Committee may impose, that there may nonetheless be vesting of all or a portion of the Award at the time of such determination or at any other time. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

              (b) Notwithstanding the foregoing, in the case of termination of employment as a result of death or Total Disability (as defined below), (i) the Grant shall vest or be forfeited in respect of the 1999 Units in accordance with
Section 2(a) as if employment continued if the death or disability occurs in 1999 or in 2000 prior to the Committee's determination under Section 2(a) and
(ii) the Grant shall vest or be forfeited in respect of the 2000 Units in accordance with Section 2(b) as if employment continued if the death or disability occurs in 2000 or in 2001 prior to the Committee's determination under Section 2(b).

              (c) As used herein, "Total Disability" means the complete and permanent inability of the Key Employee to perform all of his duties under the terms of his employment with the Company, as determined by the Committee or any successor to such committee that administers the Stock Program (as the same may be amended), or if no such committee has been appointed, by the Board of Directors of the Company (such body, the "Determining Committee") upon the basis of such evidence, including independent medical reports and data, as the Determining Committee deems appropriate or necessary.

          4. Dividends. Dividends on the Common Stock will result in a credit to the Cash Account pursuant to Section 5.3(c) of the Deferral Plan. However, the Key Employee will forfeit such credit and any related Growth Increments (as defined in the Deferral Plan) upon any forfeiture of the related Share Units.

          5. No Diversification. Notwithstanding Section 5.3(a) and Section 5.3(d) of the Deferral Plan, (a) the Key Employee shall not have any right under
Section 5.3(d) of the Deferral Plan to convert all or a portion of any Unvested Units into an amount to be credited to the Cash Account and (b) the Key Employee shall not have any right under Section 5.3(a) of the Deferral Plan to convert all or a portion of any amount credited to the Cash Account in respect of Unvested Units into an amount to be credited to the Share Account.

          6.  Deferral Period.

              (a) The deferral  period with respect to the Grant for purposes of
Section 4.2 of the Deferral Plan shall extend until the date set forth on the signature page hereto.

              (b) Notwithstanding the deferral period specified,  but subject to
Section 11 and to any election that the Key Employee makes in accordance with the Deferral Plan, payments shall begin following the earliest to occur of (i) death, (ii) total and permanent disability, (iii) retirement, or (iv) termination of employment.

          7. Manner of Payment. Deferred amounts shall be paid in a lump sum or in installments as set forth on the signature page hereto.

          8. Changes in Deferral Period and Manner of Payment. The Key Employee may change the manner in which the deferred amount will be paid and/or delay the date such payments are to commence by written election made in accordance with the Deferral Plan.

          9.  Detrimental Activity.

              (a) Activity During Employment. If, prior to termination of the Key Employee's employment with the Company or during the one-year period following termination of the Key Employee's employment with the Company, the Company becomes aware that, prior to termination, the Key Employee had engaged in detrimental activity, then the Committee in its sole discretion, for purposes of this Agreement, may characterize or recharacterize termination of the Key Employee's employment as a termination to which this Section 9 applies and may determine or redetermine the date of such termination, and the Key

Employee's rights with respect to the Grant shall be determined in accordance with the Committee's determination.

              (b) Activity Following Termination. If, within the three-month period following the Key Employee's termination of employment with the Company, the Company becomes aware that the Key Employee has engaged in detrimental activity subsequent to termination, then the Key Employee's rights with respect to the Grant shall be determined in accordance with any determination by the Committee under this Section 9.

              (c) Remedies.  If  the Key  Employee  has  engaged in  detrimental activity as described in subsections (a) and (b), then the Committee may, in its discretion, cancel any (or all) amounts credited to the Key Employee's Share Account and/or Cash Account in respect of the Grant and/or cause the Key Employee to return any cash or property actually realized by the Key Employee (directly or indirectly) in respect of the Grant, in each case whether or not the Committee has made a vesting determination under Section 2 in respect thereof before or after the date the Key Employee engaged in the detrimental activity or before or after the date of termination as determined or redetermined under subsection (a).

              (d) Allegations of Activity. If an allegation of detrimental activity by the Key Employee is made to the Committee, then the Committee may suspend the Key Employee's rights in respect of the Grant to permit the investigation of such allegation.

              (e) Definition of "Detrimental Activity". For purposes of this Agreement, "detrimental activity" means activity that is determined by the Committee in its sole discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where the Key Employee (i) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company or any subsidiaries, (ii) enters into employment with a competitor under circumstances suggesting that the Key Employee will be using unique or special knowledge gained as an employee of the Company to compete with the Company, (iii) uses information obtained during the course of his prior employment with the Company for his own purposes, such as for the solicitation of business and competition with the Company, (iv) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (v) takes any action that harms the business interests, reputation or goodwill of the Company and/or its subsidiaries.

          10. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary," if any, shall be the beneficiary of the Key Employee designated pursuant to Section 7 of the Deferral Plan.

          11. Change in Control. In the event of a "Change of Control" (as defined in the Deferral Plan), any Unvested Units shall immediately vest, unless the Key Employee has previously forfeited such Share Units, and the Key Employee shall be entitled to payments in respect thereof in accordance with Section 16.2 of the Deferral Plan and/or applicable provisions of the Stock Program.

          12. Voting  Rights.   Until  such  time,  if   any,  as   certificates
representing shares of Common Stock are delivered to the Key Employee in accordance with the Deferral Plan, the Key Employee shall have no voting rights in respect of the Grant or Share Units.

          13. Tax Withholding. The Company and the Key Employee shall have rights with respect to tax withholding as set forth in Section 13 of the Deferral Plan. Without limitation, the Company shall be entitled to withhold any taxes due and payable in accordance with Section 3121(v) of the Internal Revenue Code from any payments due to the Key Employee.

          14. Adjustments in Event of Change in Stock. In the event of any reclassification, subdivision or combination of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Grant or the realization of its objectives, the Committee may make such adjustments in the number of Share Units under this Agreement, or in the terms, conditions or restrictions of this Agreement, as the Committee deems equitable; provided that in the absence of express action by the Committee, adjustments that apply generally to Share Units credited under the Deferral Plan shall apply automatically to the number of Share Units under this Agreement.

          15. Powers of Company Not Affected. The existence of the Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Common Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or interfere with or limit in any way the right of the Company to terminate the Key Employee's employment at any time.

          16. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement that may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement, the Stock Program or the Deferral Plan and any determination made by the Committee under this Agreement or such plans may be made in the sole discretion of the Committee and shall be final, binding, and conclusive.

          17. Miscellaneous.

              (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

              (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

              (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

              (d) Any notice, filing or delivery hereunder or with respect to the Grant shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 10801 Corporate Drive, Kenosha, Wisconsin 53142, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

              (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Key Employee, his beneficiary and the personal representative(s) and heirs of the Key Employee.

          18. Deferral Matters.

              (a) The Key Employee understands that (i) as a result of this Agreement, no restricted stock, cash or other property will be deliverable to the Key Employee in respect of the Grant until the date identified pursuant to
Section 6, and (ii) all amounts deferred pursuant to this Agreement shall be reflected in an unfunded account established for the Key Employee by the Company, payment of the Company's obligation will be from general funds, and no special assets (stock, cash or otherwise) have been or will be set aside as security for this obligation.

              (b) The  Key  Employee   understands   and  agrees  that  the  Key
Employee's rights to payments hereunder are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by the Key Employee's creditors or the creditors of his beneficiaries, whether by operation of law or otherwise, and any attempted sale, transfer, assignment, pledge, or encumbrance with respect to such payment shall be null and void, and shall be without legal effect and shall not be recognized by the Company.

              (c) The Key Employee understands and agrees that his right to receive payments hereunder is that of a general, unsecured creditor of the Company, and that this Agreement constitutes a mere promise by the Company to pay such benefits in the future. Further, it is the intention of the parties hereto that the arrangements hereunder be unfunded for tax purposes and for purposes of Title I of ERISA.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Key Employee has hereunto affixed his hand and seal, all on the day and year set forth below.

                                      SNAP-ON INCORPORATED



                                      By:   __________________________________
                                      Title:

                                      Key Employee:



                                      ____________________________________(Seal)
                                      ____________________


                                      Beneficiary: ____________________________

                                      Address of Beneficiary:


                                      _________________________________________

                                      _________________________________________

                                      Beneficiary Tax Identification

                                      No. _____________________________________


                              DEFERRAL PLAN MATTERS

                             DATE PAYMENTS COMMENCE

Specified Date: ______________________________________________________________
                               (Not earlier than 3/1/2004)

                                 FORM OF PAYMENT

        ____ Lump sum payment.

        ____ Annual installment payments for _______ years (not to exceed 10).

                              SNAP-ON INCORPORATED

                           RESTRICTED STOCK AGREEMENT

          THIS AGREEMENT  ("Agreement")  is made and entered into as of March 1,
1999  by  and  between  SNAP-ON   INCORPORATED,   a  Delaware  corporation  (the
"Company"), and _________, an employee of the Company (the "Key Employee").

                              W I T N E S S E T H :

          WHEREAS, on January 21, 1999, the Organization and Executive Compensation Committee of the Board of Directors of the Company (such committee, whether acting as such or through the ad hoc committee of the Board to which such committee delegated its authority in connection with this Agreement, the "Committee") approved the grant (the "Grant") to the Key Employee of _______ (the "Grant Number") shares of the Company's common stock ("Common Stock") pursuant to the Company's 1986 Incentive Stock Program, as amended (the "Stock Program"), to be effective March 1, 1999; and

          WHEREAS, the Grant contemplated that the Grant will also be subject to the terms of an award agreement, the form of which is to be determined by the Company, and this Agreement is intended to serve as the additional agreement contemplated by the Grant.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1. Restricted Shares. Subject to the terms and conditions set forth herein, as of March 1, 1999, the Company hereby awards to the Key Employee a number of shares of Common Stock (the "Restricted Shares") equal to the Grant Number which shall be subject to vesting and forfeiture as set forth below.
Except as otherwise provided herein, no Restricted Share may be sold, transferred or otherwise alienated or hypothecated until such Restricted Share vests as provided herein.

          2.  Escrow.

              (a) The Company shall cause certificates for Restricted Shares to be issued as soon as practicable in the name of the Key Employee, but the Company, as escrow agent, shall hold such shares in escrow. Upon issuance of such certificates, (i) the Company shall give the Key Employee a receipt for the Restricted Shares held in escrow which will state that the Company holds such Restricted Shares in escrow for the account of the Key Employee, subject to the terms of this Agreement, and (ii) the Key Employee shall give the Company a stock power for such Restricted Shares duly endorsed in blank which will be held in escrow for use in the event such Restricted Shares are forfeited in whole or in part.

              (b) Unless theretofore forfeited as provided herein, Restricted Shares and any other property held in escrow pursuant to this Agreement shall cease to be held in escrow, and the Company shall release such certificates for such Restricted Shares, and any related property held in escrow (without interest), to the Key Employee, or in the case of his death, to his Beneficiary (as hereinafter defined) when such Restricted Shares vest as provided herein at which time such shares shall be freely transferable by the Key Employee or his Beneficiary.

              (c) Restricted Shares and any other property held in escrow pursuant to this Agreement shall cease to be held in escrow, and the Company may assume possession thereof in its own right, when the Key Employee forfeits such Restricted Shares as provided herein.

          3. Vesting and Forfeiture Based on Performance. Subject to the terms and conditions set forth herein,

              (a) Unless the Key Employee has previously forfeited such Restricted Shares, one-half of the Restricted Shares (the "1999 Shares") will vest upon the Committee's determination that the Company achieved its target cost savings from Project Simplify of $30 million in fiscal 1999. Conversely, upon the Committee's determination that the Company did not achieve that target, the Key Employee will forfeit this half of the Grant.

              (b) Unless the Key Employee has previously forfeited such Restricted Shares, one-half of the Restricted Shares (the "2000 Shares") will vest upon the Committee's determination that the Company achieved its target cost savings from Project Simplify of $60 million in fiscal 2000. Conversely, upon the Committee's determination that the Company did not achieve that target, the Key Employee will forfeit this half of the Grant.

              (c) The accounting charge related to this Grant and other similar grants that the Committee approved at the time of this Grant will not be a "cost" that will be part of the cost savings calculation as an offset against cost savings otherwise realized.

              (d) On the basis of information available to the Committee concerning the level of cost savings the Company has achieved, the Committee will confirm whether the cost savings targets have been reached promptly after such information is available and communicate its determination to the Key Employee.

          4. Forfeiture Based on Employment Status. Subject to the terms and conditions set forth herein,

              (a) In addition to any rights of the Company under Section 5, the Key Employee will forfeit any Restricted Shares as to which the Committee has not made its vesting determination under Section 3 ("Unvested Shares") if the Key Employee's employment with the Company or its subsidiaries is terminated for any reason prior to such determination unless the Committee determines, on such terms and conditions, if any, as the Committee may impose, that there may nonetheless be vesting of all or a portion of the Award at the time of such determination or at any other time. Absence of the Key Employee on leave approved by a duly elected officer of the Company, other than the Key Employee, shall not be considered a termination of employment during the period of such leave.

              (b) Notwithstanding the foregoing, in the case of termination of employment as a result of death or Total Disability (as defined below), (i) the Grant shall vest or be forfeited in respect of the 1999 Shares in accordance with Section 3(a) as if employment continued if the death or disability occurs in 1999 or in 2000 prior to the Committee's determination under Section 3(a) and
(ii) the Grant shall vest or be forfeited in respect of the 2000 Shares in accordance with Section 3(b) as if employment continued if the death or disability occurs in 2000 or in 2001 prior to the Committee's determination under Section 3(b).

              (c) As used herein, "Total Disability" means the complete and permanent inability of the Key Employee to perform all of his duties under the terms of his employment with the Company, as determined by the Committee or any successor to such committee that administers the Stock Program (as the same may be amended), or if no such committee has been appointed, by the Board of Directors of the Company (such body, the "Determining Committee") upon the basis of such evidence, including independent medical reports and data, as the Determining Committee deems appropriate or necessary.

          5.  Detrimental Activity.

              (a) Activity During Employment. If, prior to termination of the Key Employee's employment with the Company or during the one-year period following termination of the Key Employee's employment with the Company, the Company becomes aware that, prior to termination, the Key Employee had engaged in detrimental activity, then the Committee in its sole discretion, for purposes of this Agreement, may characterize or recharacterize termination of the Key Employee's employment as a termination to which this Section 5 applies and may determine or redetermine the date of such termination, and the Key Employee's rights with respect to the Grant shall be determined in accordance with the Committee's determination.

              (b) Activity Following Termination. If, within the three-month period following the Key Employee's termination of employment with the Company, the Company becomes aware that the Key Employee has engaged in detrimental activity subsequent to termination, then the Key Employee's rights with respect to the Grant shall be determined in accordance with any determination by the Committee under this Section 5.

              (c) Remedies. If the Key Employee has engaged in detrimental activity as described in subsections (a) and (b), then the Committee may, in its discretion, declare that the Key Employee has forfeited the Grant in whole or in part and cause the Company to assume possession of any or all property held in escrow in respect of the Grant in its own right and/or cause the Key Employee to return any cash or property actually realized by the Key Employee (directly or indirectly) in respect of the Grant, in each case whether or not the Committee has made a vesting determination under Section 3 in respect thereof before or after the date the Key Employee engaged in the detrimental activity or before or after the date of termination as determined or redetermined under subsection
(a).

              (d) Allegations of Activity. If an allegation of detrimental activity by the Key Employee is made to the Committee, then the Committee may suspend the Key Employee's rights in respect of the Grant to permit the investigation of such allegation.

              (e) Definition of "Detrimental Activity". For purposes of this Agreement, "detrimental activity" means activity that is determined by the Committee in its sole discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where the Key Employee (i) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company or any subsidiaries, (ii) enters into employment with a competitor under circumstances suggesting that the Key Employee will be using unique or special knowledge gained as an employee of the Company to compete with the Company, (iii) uses information obtained during the course of his prior employment with the Company for his own purposes, such as for the solicitation of business and competition with the Company, (iv) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (v) takes any action that harms the business interests, reputation or goodwill of the Company and/or its subsidiaries.

          6. Change in Control. In the event of a "Change of Control" (as defined in the Stock Program), any Unvested Shares shall immediately vest, unless the Key Employee has previously forfeited such Restricted Shares.

          7.  Voting Rights; Dividends and Other Distributions.

              (a) While the Restricted Shares are subject to restrictions  under
Section 1 and prior to any forfeiture thereof, the Key Employee may exercise full voting rights for the Restricted Shares registered in his name and held in escrow hereunder.

              (b) While the Restricted Shares are subject to the restrictions under Section 1 and prior to any forfeiture thereof, all dividends and other distributions paid with respect to the Restricted Shares shall be held in escrow pursuant to Section 2 and shall be subject to the same restrictions as the Restricted Shares with respect to which they were paid.

              (c) Subject to the provisions of this Agreement, the Key Employee shall have, with respect to the Restricted Shares, all other rights of holders of Common Stock.

          8.  Tax Withholding; Repurchase.

              (a) It shall be a condition of the obligation of the Company to issue or release from escrow Restricted Shares to the Key Employee or the Beneficiary, and the Key Employee agrees, that the Key Employee shall pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the Award or as a result of the vesting hereunder or shall provide evidence satisfactory to the Company that the Company has no liability to withhold.

              (b) At each time the Company is obligated to issue or release from escrow Restricted Shares to the Key Employee or the Beneficiary, the Key Employee or the Beneficiary, as the case may be, may elect to have the Company repurchase up to 40% of the Restricted Shares to be so issued or released at a price equal to the Fair Market Value (as defined below) on the Tax Date (as defined below). The election must be delivered to the Company within 30 days after the Tax Date. If the number of shares so determined shall include a fractional share, then the Company shall not be obligated to repurchase such fractional share. All elections shall be made in a form acceptable to the Company. As used herein, (i) "Tax Date" means the date on which the Key Employee must include in his gross income tax purposes the fair market value of the Restricted Shares and (ii) "Fair Market Value" means the per share closing price on the date in question in the principal market in which the Common Stock is then traded or, if no sales of Common Stock have taken place on such date, the closing price on the most recent date on which selling prices were quoted.

          9.  Beneficiary.

              (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor that the Key Employee designates in accordance herewith (the person who is the Key Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive such portion, if any, of the Restricted Shares that vests following the death of the Key Employee. The Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior
Beneficiary by filing a new designation with the Committee. The last such designation that the Committee receives shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

              (b) If no such Beneficiary designation is in effect at the time of the Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, then the Key Employee's estate shall be entitled to receive the portion, if any, of the Restricted Shares that vests following the death of the Key Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Shares, then the Company may retain such Restricted Shares, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Shares to any court of appropriate jurisdiction, and such delivery shall be a complete discharge of the liability of the Company therefor.

          10. Adjustments in Event of Change in Stock. In the event of any reclassification, subdivision or combination of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Grant or the realization of its objectives, the Committee may make such adjustments in the number of Restricted Shares under this Agreement, or in the terms, conditions or restrictions of this Agreement, as the Committee deems equitable; provided that in the absence of express action by the Committee, adjustments that apply generally to Restricted Shares granted under the Stock Program shall apply automatically to the Restricted Shares under this Agreement.

          11. Powers of Company Not Affected. The existence of the Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Common Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Key Employee any right to continue in the employment of the Company or interfere with or limit in any way the right of the Company to terminate the Key Employee's employment at any time.

          12. Certificate Legend. Each certificate for Restricted Shares shall bear the following legend:

        The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the Restricted Stock Award Agreement between Snap-on Incorporated and the registered owner hereof. A copy of such Agreement may be obtained from the Secretary of Snap-on Incorporated.

When the restrictions imposed by Section 1 terminate, the Key Employee shall be entitled to have the foregoing legend removed from the certificates representing such Restricted Shares.

          13. Interpretation by Committee. The Key Employee agrees that any dispute or disagreement that may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Stock Program and any determination made by the Committee under this Agreement or such plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive.

          14. Miscellaneous.

              (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

              (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

              (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

              (d) Any notice, filing or delivery hereunder or with respect to the Grant shall be given to the Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 10801 Corporate Drive, Kenosha, Wisconsin 53142, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

              (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Key Employee, the Beneficiary and the personal representative(s) and heirs of the Key Employee, except that the Key Employee may not transfer any interest in any Restricted Shares prior to the release of the restrictions imposed by Section 1.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Key Employee has hereunto affixed his hand and seal, all on the day and year set forth below.

                                        SNAP-ON INCORPORATED



                                        By: ___________________________________
                                        Title:

                                        Key Employee:



                                         _________________________________(Seal)
                                         ______________________


                                         Beneficiary: __________________________

                                         Address of Beneficiary:

                                         _______________________________________

                                         _______________________________________

                                         Beneficiary Tax Identification

                                         No. ___________________________________